UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 14, 2008

CPC OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-24053	11-3320709
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6336 17th Street Circle East Sarasota, Florida 34243
(Address of principal executive offices)

(941) 727-4370
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On July 14, 2008, the board of directors of CPC of America, Inc. (“Company”) appointed Ms. Marcia Hein to serve as the chief financial officer and treasurer of the Company. Ms. Hein was also appointed to the Company’s Board of Directors.

Ms. Hein has served as the owner and manager of Marcia J. Hein, CPA, an accounting  firm located in Fort Collins. Colorado, since October 2003. Prior to that, Ms. Hein was a partner in Cacciamatta Accountancy Corp., a registered independent public accounting firm located in Irvine, California, from October 1994 to October 2003.  Ms. Hein is licensed as a certified public accountant in the states of Colorado and California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPC OF AMERICA, INC.

Dated: July 18, 2008	/s/ Rod A. Shipman
Rod A. Shipman, Chief Executive Officer